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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 5, 2003

                           THE TOWN AND COUNTRY TRUST

             (Exact name of registrant as specified in its charter)

Maryland                            001-12056               52-6613091

(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)


100 S. Charles Street, Baltimore, MD                            21201
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (410) 539-7600

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ITEM 5.   OTHER EVENTS

On September 5, 2003, The Town and Country Trust issued a press release titled "The Town and Country Trust Announces Sale of Additional Convertible Senior Notes," a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.   EXHIBITS

99.1 Press Release issued by The Town and Country Trust dated September 5, 2003, titled "The Town and Country Trust Announces Sale of Additional Convertible Senior Notes."





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Town and Country Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    By:      /s/ Alan W. Lasker
                                         --------------------------------------
                                             Alan W. Lasker
                                             Senior Vice President
                                             and Chief Financial Officer

Dated:  September 5, 2003


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